OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Supplement dated April 27, 2015 to the

Prospectus and Statement of Additional Information dated December 1, 2014

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Global Multi-Asset Income Fund (the “Fund”), each dated December 1, 2014 and is in addition to any other supplement.

Effective April 28, 2015:

1.	The section titled “Portfolio Managers” on page 10 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Managers. Mark Hamilton, Dokyoung Lee, CFA, Benjamin Rockmuller, CFA, and Alessio de Longis, CFA, are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Hamilton, Mr. Lee and Mr. Rockmuller have each been a Vice President and a portfolio manager of the Fund since inception. Mr. de Longis has been a portfolio manager of the Fund since April 2015.

2.	The section titled “Portfolio Managers” on page 28 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Manager.  The Fund’s portfolio is managed by Mark Hamilton, Dokyoung Lee, CFA, Benjamin Rockmuller, CFA, and Alessio de Longis, CFA, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Hamilton, Mr. Lee, and Mr. Rockmuller have each been a Vice President and portfolio manager of the Fund since inception. Mr. de Longis has been a portfolio manager of the Fund since April 2015.

Mr. Hamilton has been Chief Investment Officer, Asset Allocation and a Senior Vice President of the Sub-Adviser since April 2013. Mr. Hamilton served at AllianceBernstein L.P. from 1994 to 2013, as an Investment Director of Dynamic Asset Allocation from 2010 to 2013, Head of North American Blend Team from 2009 to 2010, and Senior Portfolio Manager of Blend Strategies from 2006 to 2010. Mr. Hamilton is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Lee has been Director of Research, Global Multi-Asset Group, and a Senior Vice President of the Sub-Adviser since October 2013. Mr. Lee served at Alliance Bernstein L.P. from 1994-2013, including as Director of Research for Strategic Asset Allocation from 2011-2013, Director of Research for Blend Strategies from 2008-2011, Head of Asia Pacific Blend Strategies from 2005-2008, Head of Quantitative Research and Senior Portfolio Manager for Japan Value Equities from 2001-2005, Portfolio Manager for Emerging Markets Value Equities from 1997-2001, and Quantitative Analyst for U.S. Value Equities from 1994-1997. Mr. Lee is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Rockmuller has been a Vice President of the Sub-Adviser since September 2010, a Senior Portfolio Manager of the Sub-Adviser since January 2014, a Portfolio Manager of the Sub-Adviser from July 2010 to January 2014, and an Assistant Vice President of the Sub-Adviser from January 2010 to August 2010. He was a Senior Analyst of the Sub-Adviser for the Global Debt Team from January 2010 to July 2010, an Intermediate Analyst of the Sub-Adviser for the Global Debt Team from January 2007 to January 2010, a Junior Analyst of the Sub- Adviser for the Global Debt Team from April 2004 to January 2007, and a Junior Analyst of the Sub-Adviser for the High Yield Team from June 2003 to April 2004. Mr. Rockmuller is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. de Longis has been a Vice President of the Sub-Adviser since June 2010. He was an Assistant Vice President of the Sub-Adviser from May 2009 to June 2010, a Senior Research Analyst of the Sub-Adviser from January 2008 to June 2010, an Intermediate Research Analyst of the Sub-Adviser from January 2006 to January 2008 and a Junior Analyst with the Sub-Adviser from February 2004 to January 2006.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

3.	The sections titled “Portfolio Managers” and “Other Accounts Managed” on page 53 of the SAI are revised to reflect the addition of Alessio de Longis as a Portfolio Manager.

4.	Other Accounts Managed. The following table provides information regarding the other portfolios and accounts managed by Mr. de Longis as of April 20, 2015.

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Alessio de Longis	0	0	0	0	0	0
1.	In billions
2.	In millions
3.	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

5.

The section titled “Ownership of Fund Shares” on page 54 of the SAI is deleted in its entirety and replaced by the following:

Ownership of Fund Shares. As of April 20, 2015, the Portfolio Managers did not beneficially own any shares of the Fund.

April 27, 2015	PS1637.002